Welcome Conor Murphy Vice President Investor Relations ASIA INVESTOR DAY 2 0 1 0

Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission (the "SEC"). These factors include: (1) any delay or failure to complete the acquisition of American Life Insurance Company ("ALICO"), a subsidiary of ALICO Holdings LLC ("ALICO Holdings"), and Delaware American Life Insurance Company ("DelAm") (collectively, the "Acquisition"); (2) the imposition of onerous conditions following the Acquisition; (3) difficulties in integrating the business acquired in the Acquisition (the "Alico Business"); (4) uncertainty with respect to the outcome of the closing agreement entered into between ALICO and the United States Internal Revenue Service in connection with the Acquisition; (5) uncertainty with respect to the making of elections under Section 338 of the U.S. Internal Revenue Code of 1986, as amended, and any benefits therefrom; (6) an inability to manage the growth of the Alico Business; (7) a write down of the goodwill established in connection with the Acquisition; (8) exchange rate fluctuations; (9) an inability to predict the financial impact of the Acquisition on MetLife's business and financial results; (10) events relating to American International Group, Inc. that could adversely affect the Alico Business or MetLife; (11) the dilutive impact on MetLife, Inc.'s stockholders resulting from the issuance of equity securities to ALICO Holdings in connection with the Acquisition; (12) a decrease in MetLife, Inc.'s stock price as a result of ALICO Holdings' ability to sell its equity securities; (13) the conditional payment obligation of approximately $300 million to ALICO Holdings if the conversion of the Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock issued to ALICO Holdings in connection with the Acquisition into MetLife, Inc.'s common stock is not approved; (14) change of control provisions in the Alico Business' agreements; (15) effects of guarantees within certain of ALICO's variable life and annuity products; (16) regulatory action in the financial services industry affecting the combined business; (17) financial instability in Europe and possible write downs of sovereign debt of European nations; (18) difficult conditions in the global capital markets; (19) increased volatility and disruption of the capital and credit markets, which may affect MetLife's ability to seek financing or access its credit facilities; (20) uncertainty about the effectiveness of the U.S. government's programs to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (21) impact of comprehensive financial services regulation reform on MetLife; (22) exposure to financial and capital market risk; (23) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (24) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (25) investment losses and defaults, and changes to investment valuations; (26) impairments of goodwill and realized losses or market value impairments to illiquid assets; (27) defaults on MetLife's mortgage loans; (28) the impairment of other financial institutions; (29) MetLife's ability to address unforeseen liabilities, asset impairments or rating actions arising from any future acquisitions, including the Acquisition, and to successfully integrate acquired businesses with minimal disruption; (30) economic, political, currency and other risks relating to MetLife's international operations; (31) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (32) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (33) ineffectiveness of risk management policies and procedures; (34) availability and effectiveness of reinsurance or

Safe Harbor Statement (Continued) indemnification arrangements, as well as default or failure of counterparties to perform; (35) discrepancies between actual claims experience and assumptions used in setting prices for MetLife's products and establishing the liabilities for MetLife's obligations for future policy benefits and claims; (36) catastrophe losses; (37) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (38) unanticipated changes in industry trends; (39) changes in accounting standards, practices and/or policies; (40) changes in assumptions related to deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), value of business acquired ("VOBA") or goodwill; (41) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (42) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (43) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (44) adverse results or other consequences from litigation, arbitration or regulatory investigations; (45) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (46) regulatory, legislative or tax changes relating to MetLife's insurance, banking, international, or other operations that may affect the cost of, or demand for, MetLife's products or services, impair its ability to attract and retain talented and experienced management and other employees, or increase the cost or administrative burdens of providing benefits to employees; (47) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (48) the effectiveness of MetLife's programs and practices in avoiding giving its associates incentives to take excessive risks; (49) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC; and (50) any of the foregoing factors as they relate to the Alico Business and its operations. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings and operating earnings per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share, respectively. The historical and forward-looking financial information presented in this presentation include performance measures which are based on methodologies other than generally accepted accounting principles ("GAAP"). MetLife, Inc. analyzes its performance using financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on GAAP. MetLife believes the presentation of operating earnings as MetLife measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss) from continuing operations, net of income tax, GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss MetLife uses to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax. Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs and value of business acquired and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment. In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization vehicles that are variable interest entities as required under GAAP. Alico pre-tax operating income is calculated as (i) net income (loss), plus (ii) provisions for income tax, less (iii) other income, less (iv) net realized capital gains (losses). For the historical periods presented, reconciliations of non-GAAP measures used in the presentation to the most directly comparable GAAP measures are included in MetLife, Inc.'s Quarterly Financial Supplement for the second quarter of 2010, which is available on the Investor Relations portion of MetLife, Inc.'s Internet website (www.metlife.com).

MetLife

Agenda

- **The MetLife Advantage World-Wide**
  William J Toppeta — *President, International Business*
- **The MetLife Advantage in Korea**
  Jong Kim — *Chief Executive Officer, MetLife Korea*
- **Q&A**
  Break
- **The MetLife Advantage in China**
  Peter Smyth — *Regional Managing Director*
- **The MetLife Advantage in Japan**
  William Hogan — *Executive Vice President*
- **Q&A**
  William J Toppeta & Team

5

ASIA INVESTOR DAY 2 0 1 0 The MetLife Advantage World-Wide William J Toppeta President International Business

We emerged from the crisis financially strong We have strengthened and protected our franchise We are disciplined in pricing and risk management We are focused on our margins, underwriting, and expense management We are growing and International is an integral part of that growth MetLife - Well-Positioned for Profitable Growth

MetLife International - Good Growth... See Appendix for Non-GAAP financial information definitions and / or reconciliations. 1 International segment share of MetLife overall premiums, fees & other revenues and operating earnings. 2 As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations. .... but not enough Operating Earnings1 Premiums, Fees & Other Revenues1 2001 2005 2009 0.04 0.11 0.13 2001 2005 2009 0.04 0.07 0.2 2 2

MetLife's Strategic Objective To be recognized as a leading global insurance provider of income and protection products and services, and employee benefit programs

1 See Appendix for Non-GAAP financial information definitions and / or reconciliations. 2 As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations. 3 These figures do not reflect purchase accounting adjustments. With Alico - International's Contribution Matters .... A Lot 2001 2005 2009 2011P 0.04 0.11 0.13 0.35 2001 2005 2009 2011P 0.04 0.07 0.2 0.42 International's Operating Earnings1 as a % of MetLife International's Premiums, Fees & Other Revenues1 as a % of MetLife 3 3 40% + 30% + 2 2

Alico - Positions MetLife as a Global Powerhouse Source: Alico & MetLife Note: All market rankings based on 2008 life insurance premiums only 1 Projected for the transaction + 70 million customers #2 Foreign Insurer in Japan #1 Insurer in Mexico #1 Insurer in Russia #6 Insurer in Poland Growing Presence in India and China #1 Insurer in U.S. #2 Independent Insurer in Brazil #1 Insurer in Chile1 More Significant in Europe 20 million customers Leading Insurer in the Middle East

The Premier Global Life Insurance Franchise 1 Source Swiss Re, sigma No 1/2006. Ranking based on premiums in US$ as of 2004. 2 MetLife internal calculation based on publicly available information. 3 MetLife post-acquisition ranking includes $14 billion of Alico premium and excludes $5.7 billion of annuity considerations for Japan JV. * Premium: sum of life insurance premiums and deposit-type business (such as premiums for unit-linked policies and fixed and variable annuities). Projected Ranking Post Alico Closing2,3 Swiss Re Ranking1 Competitors

What does Alico Bring to MetLife? Significantly accelerates MetLife's global growth strategy Highly complementary product set Highly complementary distribution Significant growth opportunities Significant improvement in financial metrics

What does MetLife bring to Alico? Great financial strength and brand Strong risk management, investment and administrative capabilities New geographies: China, India, Brazil, Mexico, Korea MetLife institutional relationships Product development and management capabilities

On track to close on November 1, 2010 New integrated leadership team identified Emphasis on seamless transition and accelerating growth Integration expenses over the next two and a half years Alico Integration - Progressing Well

Maximizing the value of face-to-face distribution The retirement solutions provider of choice Globalizing our corporate relationships Leveraging our strong direct to consumer capabilities Accident & Health everywhere Fueling Growth - Global Strategic Themes

ASIA INVESTOR DAY 2 0 1 0 The MetLife Advantage in Korea Jong Kim Chief Executive Officer MetLife Korea

Agenda What Is the Opportunity in Korea? Seizing the Opportunity Extending the MetLife Advantage in Korea 2

Korea - Top 10 and Leading Life Insurance Market 8th largest life insurance market in the world Compelling demographic trends Healthy economic environment Growth opportunities Market Size1 by Country ($ Billions) 2009 data: Swiss Re, sigma No 2/2010 1 In this presentation, U.S. dollar equivalents of foreign currency amounts reflect, unless otherwise indicated, average currency exchange rates for the applicable date or period. 3

4 A Major Industry in Korea - Still Room to Grow Italy Germany Korea India Taiwan US Japan UK France China $1,603 10.0 13.8 $3,141 $3,562 $3,030 $1,983 $1,358 $82 $1,184 $49 $2,272 Italy Germany Korea India Taiwan US Japan UK France China Life Insurance Premium1 / GDP2 (%) Premium per Capita3 1 Life Insurance Premium in 2009: Swiss Re, sigma No 2/2010 2 Gross Domestic Product (GDP) in 2009 : International Monetary Fund 3 Population : U.S Bureau of the Census, July 2009 (projection)

5 Korea - Fastest Aging Society in the World Source: UN, projected for 2010-2020 China Korea U.S Germany Japan Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1990 0.048 0.043 0.096 0.112 0.096 1995 0.06 0.059 0.125 0.154 0.144 2000 0.068 0.073 0.124 0.164 0.172 2005 0.076 0.093 0.124 0.189 0.199 2010 0.082 0.11 0.13 0.205 0.226 2015 0.095 0.13 0.143 0.214 0.263 2020 0.117 0.155 0.16 0.23 0.286 3.7% 2.5% 4.8% 2.8% 3.7% CAGR (1990-2020) Japan Germany Korea US China % Population at 65 & Older

6 Average Korean Lives 22 Years Post-Retirement (%) 1 Source: Mirae Asset Retirement Pension Institute, Mar 2009 2 Source: Seoul National University, Retirement Consulting Training, 2008 & Statistics Korea Retirement Age 1 (Average : 57 yrs old) Average Life Span 2 (Average : 79 yrs old) Average Retirement Life Span : 22 years

Agenda What Is the Opportunity in Korea? Seizing the Opportunity Extending the MetLife Advantage in Korea 7

High Customer Need for Insurance & Retirement Solutions 8 Source: MetLife Korea, 2008 Syndicate Research 1 Percentage of participants that expressed product needs. Huge Product Opportunity1 Health Savings Protection & Others VUL Whole Life 0.364 0.382 0.254 0.06 0.14 Accident & Health Annuity VUL Whole Life and Term

9 MetLife Solves Customer Insurance & Retirement Needs 9 Longevity increases demand for Accident & Health products Alico has strong Accident & Health capabilities Broad range of Life products Most experienced company in retirement market Providing advice and innovative solutions

Agenda What Is the Opportunity in Korea? Seizing the Opportunity Extending the MetLife Advantage in Korea 10

Strong and Diversified Distribution Channels 11 2009 New Sales Career Agency General Agency Bank1 Group Top-tier productivity 2nd largest captive agency among foreign players Start-up, fast growing Plans to grow # of distribution partners & new sales volume aggressively Market share 7.7% # 1 new sales growth rate Entered Group Business market place in 2006 Growing Assets Under Management (AUM) 1 Source : Korea Life Insurance Association. Sales growth rate from '03 to '09.

12 Professional Distribution Produces Larger Average Sales 21% higher 40% higher $44,841 $62,599 Career Agency - New Premium per Policy1 Bank Distribution - New Premium per Policy1 $1,872 $2,272 Market Average MetLife MetLife Market Average Annualized Monthly Initial Premium Single Premium Source: MetLife internal research 1 From Jan 2007 to June 2010 average new premium size in US Dollars

13 Agency - Beating the Competition in Growth and Productivity +62% (11%) (10%) (14%) Growing Agency Force (June 07 vs. June 10) Agent Productivity - Avg. MIP1 (Jan 07 to June 10) June 07 June 10 Source: MetLife internal research 1 MIP stands for 'Monthly Initial Premium.' (US$)2

14 Advanced Training & Products Produce More MDRT Qualifiers Source: Million Dollar Round Table Korea, based on number of Million Dollar Round Table enrollees % Million Dollar Round Table Qualifiers, 2009 2003 variable universal life 2006 and 2007 variable annuities with living benefits 2008 life cycle whole life products Innovative Products Advanced Training A thought leader in the country MetLife is the official certifying company for Associate Financial Planner Korea Advanced training systems for professional captive agents

15 As Always: Financial Strength is a MetLife Hallmark Top 8 Companies Capital Ratio (RBC) (As of 6/30/10) Source: MetLife internal research

16 MetLife Gained - Foreign Insurers Generally Lost Ground (Source: Korea Life Insurance Association, AFYP (Annualized First Year Premium)) Global Financial Crisis Market Rank Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Share Trend - New Sales1 Market Rank CY 06 CY 06 CY 07 CY 07 CY 08 CY 08 CY 09 CY 09 1 Foreign 'A' 6.6% Foreign 'A' 6.4% Foreign 'A' 6.7% Foreign 'C' 4.4% 2 Foreign 'B' 4.9% Foreign 'B' 5.3% Foreign 'B' 4.4% MetLife 4.3% 3 Foreign 'C' 4.0% Foreign 'C' 4.7% MetLife 3.6% Foreign 'A' 4.0% 4 MetLife 2.8% MetLife 4.2% Foreign 'C' 3.3% Foreign 'B' 2.4% 5 Foreign 'D' 2.1% Foreign 'D' 2.8% Foreign 'D' 2.2% Foreign 'F' 1.3% 6 Foreign 'E' 0.9% Foreign 'F' 1.0% Foreign 'F' 1.5% Foreign 'D' 1.2% 7 Foreign 'F' 0.5% Foreign 'E' 0.7% Foreign 'G' 0.8% Foreign 'E' 0.9% 8 Foreign 'G' 0.2% Foreign 'G' 0.2% Foreign 'E' 0.7% Foreign 'G' 0.6% Foreign Total 22.0% 22.0% 25.3% 25.3% 23.2% 23.2% 19.1% 19.1% 16 Source: Korea Life Insurance Association 1 New Sales: based on AFYP (Annualized First Year Premium)

2005 2006 2007 2008 2009 2010H1 Operating Earnings 61 144 139 106 126 72 17 Growing Earnings, After Solid Performance in the Global Financial Crisis CAGR (2005-2009) 20% in $US and 27% in Local Currency MetLife Korea - Operating Earnings1 ($ Millions) 1 See Appendix for Non-GAAP financial information definitions and / or reconciliations.

18 MetLife Korea is a Core Growth Engine Top 10 life insurance market Still room to grow Fastest aging society in the world MetLife expertise in insurance and retirement solutions Strong advice-driven face-to-face distribution Leveraging Alico's accident and health expertise

ASIA INVESTOR DAY 2 0 1 0 The MetLife Advantage in China Peter Smyth Regional Managing Director MetLife Asia Pacific Region

Agenda What is the Opportunity in China? Seizing the Opportunity Extending the MetLife Advantage in China 2

Affluent middle class 100 million people Super rich 900,0001 $119.3 billion2 in life insurance in 2009 $160 billion3 expected in 2012 Life insurance premiums as % of GDP = 2.2% in China vs. 7.6% in Japan Second largest economy in the world4 High savings rate5 Rapid rise in bancassurance channel Now represents 50% of the market6 Insurance in China - A Significant Market Opportunity 1"One Person in Every 1,700 in China Has At Least 10M Yuan," Hurun Report, April, 2009 2Premiums/Gross Written Premiums (GWP): sum of life insurance premiums and deposit-type business (such as premiums for unit-linked policies and fixed and variable annuities). 2009 level represented a more than 13 fold increase from the 1998 level. Source: Chinese Insurance Regulatory Commission (CIRC). In this presentation, U.S. dollar equivalents of foreign currency amounts reflect, unless otherwise indicated, average currency exchange rates for the applicable date or period. 3China City Statistics Yearbook, CIRC, McKinsey Global Institute 4As of Q2 2010 measured by Gross Domestic Product (GDP), reported by the Associated Press, Monday August 16, 2010 "China surpasses Japan as world's No. 2 economy". 5Forbes, February 2, 2010 "Why do the Chinese save so much". 6Swiss Re, sigma No 2/2010; Boston Consulting Group, "Bancassurance in China", December, 2009, CIRC 3

Agenda What is the Opportunity in China? Seizing the Opportunity Extending the MetLife Advantage in China 4

MetLife in China - Seizing the Opportunity Number 1 life insurer in the direct marketing channel1 Number 5 life insurer in the bancassurance channel1 Integrating MetLife's two joint ventures with different geographic footprints - a first in the China insurance market The two joint ventures are number 6 in market share2 Expect to be in 19 cities by year end 20103 Top 3 ranking among foreign joint venture competitors in five of our major cities Expanding our agency model into more provinces and more cities in existing provinces 1As of 2009, measured by GWP among the 27 foreign-owned joint ventures. Source: National Insurance Industry Communication Club 2As of 2009, combined joint ventures measured by GWP among the 27 foreign-owned joint ventures in China 3Currently operating in 6 provinces, 3 directly-administered municipalities, and 13 cities 5

MetLife has Access to 35% of China's Life Insurance Market Province/Municipality Beijing Shanghai Chongqing Jiangsu Zhejiang Sichuan Guangdong Liaoning Hubei 2009 Market Size (GWP, RMB, bn) 53.32 51.32 19.76 67.93 39.81 43.03 89.5 34.25 30.35 Population (Yr2008, MM) 15.4 18.9 27.7 76.8 51.2 81.4 92.8 42.3 57.2 Existing cities CIRC approved to be set up Beijing HO Beijing Chongqing Chongqing Liaoning Branch Dalian Shenyang Hunan Tibet Heilongjian g Jilin Liaoning Fujian Jiangxi Anhui Henan Shanxi Hainan Inner Mongolia Shaanxi Gansu Qinghai Sichuan Yunnan Xinjiang Taiwan Shanghai Hubei Ningxia Beijing Jiangsu Hebei Tianjin Zhejiang Chongqing Guangxi Guizhou Hunan Shandong Shenzhen Guangdong Zhejiang Branch Hangzhou Ningbo Shaoxing Wenzhou Jiangsu Branch Nanjing Wuxi Suzhou Nantong Shanghai HO Shanghai Sichuan Branch Chengdu Guangdong Branch Guangzhou Shenzhen Foshan Dongguan Hubei Branch Wuhan Source: CIRC and National Bureau of Statistics of China. 6

Agenda What is the Opportunity in China? Seizing the Opportunity Extending the MetLife Advantage in China 7

#1 Direct Marketer in China among Foreign JVs1 YTD sales through July of US$55M-18% YOY growth Strong account management capabilities has resulted in MetLife having the largest number of credit card telemarketing seats Productivity is the highest among all foreign JVs2 Expanding cold-calling capability to supplement sponsor business Strong compliance culture - competitive advantage with distributors 1 In terms of GWP Source: NIICC (National Insurance Industry Communication Club) 2As measured by Annual Full Year Premium (AFYP) Source: NIICC Metlife Company A Company B Company C Company D Company E Company F Other Other JVs 2009 Premium 0.456339249 0.249146603 0.107422478 0.100719641 0.037798124 0.029501526 0.01341321 0.006 0.001706793 Foreign JV Market Share in DM 8

Doubling the Number of Bank Outlets and Wholesalers YTD sales through July of US$115M - 32% YOY growth A large and growing market $57B in 2009 23 distribution partners Rapidly expanding outlets, wholesalers and relationships 1Swiss Re, Boston Consulting Group, "Bancassurance in China", December, 2009, National Insurance Industry Communication Club, in terms of GWP. Source: National Insurance Industry Communication Club (NIICC) Bancassurance Metrics 1 9

Agency Productivity: Highest Amongst Foreign Competitors YTD sales through July of US$11.5M-28% YOY growth Our productivity is the result of our selective recruitment process and our extensive training programs Million Dollar Round Table membership is one of the highest among all JVs2 1 NIICC (National Insurance Industry Communication Club) 2 PI Financial Services Intelligence, July 2010 2009 Agency Productivity (RMB)1 10

2005 2006 2007 2008 2009 2009H1 2010H1 Revenue 15.45 43.78 98.46 187.46 287.24 117 170.84 MetLife China: Strong Growth CAGR (2005-2009) 109% 1US GAAP. The China Operations are joint-ventures and recorded as Net Investment Income in MetLife's consolidated financial statements. 46% MetLife China Combined Top Line Growth1 ($ Millions) 11

Capitalizing on the Significant Opportunity in China's Insurance Market Extending position as the number 1 insurance direct marketer1 Expanding bancassurance channel Strengthening agency model Integrating MetLife's two joint ventures Entering new provinces and cities 1 Amongst Foreign JVs in terms of GWP Source: NIICC (National Insurance Industry Communication Club) 12

ASIA INVESTOR DAY 2 0 1 0 The MetLife Advantage in Japan William Hogan Executive Vice President

Agenda What is the Opportunity in Japan? Seizing the Opportunity Extending the MetLife Advantage in Japan

Japan is a Very Significant Market 1 Source: Swiss Re, sigma 3/2009 2 Source: Economist Intelligence Unit research (2008) 3 Source: Japan Institute of Life Insurance (2008) Note: Life insurance premiums include private insurers, public insurer (Japan Post Insurance, former Kampo), and small cooperatives (Kyosai). Note: In this presentation, U.S. dollar equivalents of foreign currency amounts reflect, unless otherwise indicated, average currency exchange rates for the applicable date or period. Total population: 128 million1 Over 50: 42% Over 60: 28% Number of households: 50 million2 Median household income3: $52,540 U.S.: $69,350 G7: $60,830 Asia ex. Japan: $6,240 Life insurance premiums: $367 billion1 High insurance penetration

Attractive Growth Segments Source: National Institute of Population and Social Security Research (2010 showing 2009 data and projections). Age group Number of households (10K households) 2009 2030 50 -40 -30 0 70 60 40 20 30 10 -10 -20 Growth (2009-2030,%) under 40 years old 40 - 64 years old > 64 600 136 519 494 340 1,377 454 526 563 414 96 345 693 275 1,155 717 568 617 Family Single Single Couple Family Couple New family Couple Single + 54 + 42 (174) (41) + 264 (186) (16%) 40% (19%) (34%) (30%) (31%) 10% 8% 58% 199 (223) (65) Growth Household Segments Growing segments Innovation adds value Gaps = opportunities Senior Segment Single Segment

Retirement and Health Needs Create the Opportunity 5 Consumers receive less pension than they need1 Public health care system unlikely to cover increasing medical expense2 2021.00000000023 2442.00000000028 4031.00000000046 -17% Monthly Pension Minimum Expenses (Per month public pension $) "Affluent Lifestyle" -50% -7.0000000000008 -12.0000000000014 -19.0000000000022 0 4.00000000000045 -19.0000000000022 -11.0000000000013 -30.0000000000034 -40.0000000000045 14.0000000000016 31.0000000000035 30.0000000000034 24.0000000000027 6.00000000000068 -30.0000000000034 -62.000000000007 -66.0000000000075 (Profit/loss $B) 10 08 06 04 02 00 98 94 96 " Patient charge could increase to 70% in 2025" - Ministry of Health, Labour and Welfare Patient charge increase 10 to 20% Patient charge increase 20 to 30% New health care system for the elderly 1 Source: Life Insurance Center "Survey for life security (2007, $ = 95 yen)" 2 Financials of corporate health insurance unions

Large Pool of Savings Fuels the Opportunity Savings Held per Household by Age (2008) .. < 30 30 - 39 40 - 49 50 - 59 60 - 69 > 69 18.4 43 92.5 131.5 114.5 120.7 8.56964965756005 28.8252380891047 60.2325126954953 92.0148353337677 177.08749521313 187.916955154856 14.3970114247009 24.7073469335183 30.4072346699481 36.8335247887795 66.0265433013495 68.6916125953486 Age of household heads (Thousand $) Source: Official Statistics of Japan (2008) Other Time deposits Saving account

Market Opportunities Driven by Aging Demographics, Burden Shift to Consumers and Large Savings Pool Segment Retirement $12bn Gross Written Premiums Underserved Segments $50bn Gross Written Premiums Medical and Nursing $30bn Gross Written Premiums Opportunity Size Source: 2009-2010 Japan Market Study McKinsey

Alico Japan - Best-Positioned for Capturing Growth Source: 2009-2010 Japan Market Study McKinsey 1 Premium: sum of life insurance premiums and deposit-type business (such as premiums for unit-linked policies and fixed and variable annuities); U.S. $ billions; 2008.

Agenda What is the Opportunity in Japan? Seizing the Opportunity Extending the MetLife Advantage in Japan

Alico Japan - A Leading Player in a Large Market 2003 2010P 3151 6519 Business Overview CAGR (2003-2010P) 10% Leading foreign insurer Market leader in direct marketing #3 insurer in agency productivity Diverse and strong distribution Predominantly protection Premium and Other Considerations (POC) Growth ($ Millions) 1 1 As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations.

Alico Japan - The Right Products Through Diversified Distribution Distribution by Channel; 2009 Independent Agents Direct Marketing Tied Agents Bancassurance Japan PDOC by Channel; 2009 0.31 0.22 0.39 0.08 Product Mix; 2009 Life insurance Group & Credit Accident & Health Annuities Product Mix; 2009 0.5 0.02 0.37 0.11 1 Statutory Premiums, Deposits and Other Considerations 1 1

2005 2006 2007 2008 2009 2010P POC 4427 4691 4858 5896 6244 6250 2005 2006 2007 2008 2009 2010P PTOI 1365 1579 1437 1149 1713 1624 Alico Japan: Growth Trend CAGR (2005-2009) 9% ($ Millions) CAGR (2005-2009) 6% Premiums and Other Considerations - US GAAP Pre-Tax Operating Income ($ Millions) See Appendix for Non-GAAP financial information definitions and / or reconciliations.

Alico Japan - Immediate Focus: Reignite Growth Bancassurance, back in the ball game Agency, a higher yielding asset Direct marketing: more direct, more marketing

Agenda What is the Opportunity in Japan? Seizing the Opportunity Extending the MetLife Advantage in Japan

The Winning Brand Equities Leverage Alico brand advantages: Name recognized by more than 9 out of 10 Japanese consumers Strong local presence with over 40 years in Japan Ranked as a top provider of innovative products and services Exploit favorability drivers that MetLife brings to the combined company: 12% points - financial strength to always pay claims 10% points - long history of past performance 4% points - insurance leader serving millions of customers Snoopy - more than 3/4 of consumers prefer MetLife Alico brand with Snoopy Source: MetLife internal research Source: MetLife internal research

The Winning Future Brand

The Future Brand in Japan ... MetLife Alico ... The Future Brand in Japan ... MetLife Alico ... The Future Brand in Japan ... MetLife Alico ... The Future Brand in Japan ... MetLife Alico ...

Japan a Major Pillar to Drive Shareholder Value Market trends, creating opportunities and playing to our strengths MetLife an innovator in product design and distribution Alico's market presence, expertise, and scale

Appendix ASIA INVESTOR DAY 2 0 1 0

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings and operating earnings per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share, respectively. The historical and forward-looking financial information presented in this presentation include performance measures which are based on methodologies other than generally accepted accounting principles ("GAAP"). MetLife, Inc. analyzes its performance using financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on GAAP. MetLife believes the presentation of operating earnings as MetLife measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss) from continuing operations, net of income tax, GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss MetLife uses to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax. Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs and value of business acquired and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment. In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization vehicles that are variable interest entities as required under GAAP. Alico pre-tax operating income is calculated as (i) net income (loss), plus (ii) provisions for income tax, less (iii) other income, less (iv) net realized capital gains (losses). For the historical periods presented, reconciliations of non-GAAP measures used in the presentation to the most directly comparable GAAP measures are included in MetLife, Inc.'s Quarterly Financial Supplement for the second quarter of 2010, which is available on the Investor Relations portion of MetLife, Inc.'s Internet website (www.metlife.com).

Reconciliations

Reconciliation of Net Income (loss) Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to Common Shareholders - Total Company and International 1 1As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations. 1As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations. 1

Reconciliation of Net Income (loss) Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to Common Shareholders - Korea Operating Earnings Available to Common Shareholders - Korea Operating Earnings Available to Common Shareholders - Korea

Reconciliation of Alico Net Income (loss) to Alico Japan Pre-Tax Operating Income Operating Income Operating Income Operating Income

Reconciliation of Premiums, Fees & Other Revenues - Total Company and International International International 1As reported, unadjusted for subsequent events, including acquisitions, dispositions and discontinued operations. 1 1

Conor Murphy
Vice President, Investor Relations
MetLife
Conor Murphy is vice president and head of investor relations for MetLife. He was appointed to this position in November 2007.
In this role, Murphy manages the coordination and execution of presenting MetLife’s financial results, messages and strategies to the analyst and investor community.
Before being named to his current position, Murphy was vice president and chief financial officer for MetLife’s investments department since July 2002. His various responsibilities included financial reporting & analysis, investment income projections, performance measurement & attribution, portfolio valuation and the Sarbanes-Oxley processes for investments.
Prior to joining the investments department, Murphy served in MetLife’s internal audit department, where he was responsible for various groups, including investments and investment affiliate auditing operations. Affiliate operations included investment advisor, mutual fund, broker dealer and trust company subsidiaries. He was also responsible for the Reinsurance Group of America (RGA) audit functions. MetLife, Inc. was the beneficial owner of approximately 52% of RGA’s outstanding shares before divesting its majority stake in the company in September 2008.
Murphy joined MetLife in October 2000 after seven years with PricewaterhouseCoopers LLP, where he served in the New York Financial Services Industry Practice. Prior to PricewaterhouseCoopers, he spent five years with Grant Thornton LLP in Dublin, Ireland.
Murphy is a founding trustee of Cristo Rey New York High School and a past president of the Association of Chartered Accountants in the United States. In 2010 and for the third year in a row, Murphy was among a select group of 50 Irish-American business leaders honored at the annual “Wall Street 50” awards.
He is a certified public accountant and a member of the Massachusetts Society of CPAs. Murphy is also a chartered accountant and a fellow of the Institute of Chartered Accountants in Ireland.
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William J. Toppeta
President, International
MetLife, Inc.
William J. Toppeta is president, International for MetLife, Inc. He was named to this position in July 2001 and is responsible for all of the company’s insurance and employee benefits businesses outside the United States. Under his leadership, MetLife continues to expand its operations in three key regions outside of the U.S.: Latin America, Asia Pacific and Europe. In June 2010 he was named to lead the combined international organization of MetLife and Alico once the transaction closes later this year.
Since Toppeta was named president, International’s revenues have grown from $1.2 billion in 2001 to $5.5 billion in 2009. Partially as a result of MetLife’s 2005 acquisition of substantially all of Citigroup Inc.’s international insurance businesses, MetLife’s presence outside the U.S. has expanded to now reach over 18 million customers in multiple countries and territories.
Toppeta has focused MetLife’s International business on growth – both organically and through acquisitions. He was the principal architect of MetLife’s acquisition and integration of Aseguradora Hidalgo S.A. in Mexico, where MetLife is now the largest life insurer. He also expanded MetLife’s operations in South Korea, Chile, Brazil, India and China.
Prior to assuming his current role, Toppeta served as MetLife’s president of client services and chief administrative officer from 1999 to 2001. Prior to this position, he oversaw MetLife’s Individual Business segment after having led the U.S. career agency sales force for three years. In 1995, he was named senior vice president to lead MetLife’s corporate reengineering department.
After being named vice president and deputy general manager of MetLife’s Canadian operations in 1992, he became president and CEO of Metropolitan Life’s Canadian operations in 1993. Early in his career Toppeta served as executive assistant to former CEO, Richard R. Shinn. He began his career at MetLife in 1973 as an attorney in the law department.
Toppeta is chairman of the Coalition of Services Industries, chairman of the International Committee of the American Council of Life Insurers and a member of the Executive Committee of the U.S. – Korea Business Council. He also serves on the boards of directors of the Council of the Americas and of the Korea Society. He is a director of MetLife Foundation and several MetLife subsidiaries. Toppeta is also a member of the Executive Committee of the Fordham University President’s Council.
He holds a B.A. from Fordham College as well as a J.D. and a LL.M from New York University’s School of Law.
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Jong Kim
Chief Executive Officer
MetLife Korea
Jong Kim was appointed CEO for MetLife in Korea in Aug 2009. Jong joined MetLife in 1986 as Sales Representative in Concord, CA.
Prior to his current role, Jong served as Chief Operating Officer from May 2007 to July 2009 for MetLife in Korea and prior to this position Jong served as senior vice president at Korea Life Insurance, being responsible for professional agency from 2005 to 2007.
Previously at MetLife, Jong also served as Head of Corporate Pension Business and prior to this position he served as Managing Director in Individual Business.
Jong began his career at California Korea Bank in 1983 as Operations Manager in Los Angeles, CA.
He majored in business administration at Korea University and holds an MBA from University of California, Berkeley.
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Peter A. Smyth
Regional Managing Director
MetLife Asia Pacific Region
Peter A. Smyth joined MetLife as Regional Managing Director of the firm’s Asia Pacific Region, based in Hong Kong, on January 1, 2010. In this position Mr. Smyth is responsible for MetLife’s overall presence in the region, which currently includes Korea, China, Hong Kong, Taiwan and Australia, together with its indirect activities in other Southeast Asian markets.
Mr. Smyth brings to his MetLife role a broad range of international experience gained over 30 years as a senior executive and business leader, with a long, rich track record of success throughout Asia and more recent experience in Brazil and select European markets. His regional and global business leadership experience, including P&L and overall line management responsibilities in life insurance, pensions, annuities, mutual funds and wealth management, are matched by his extensive strategy, business development and transactions experience, including the establishment and management of joint ventures and partnerships with both financial and strategic counterparties.
Prior to joining MetLife, Mr. Smyth served as Executive Vice President – International, Hartford Life (HLI), based in Simsbury, Connecticut. In that role he operated in a matrix structure with direct line management responsibility for Hartford Life Japan, Hartford Life Europe, Icatu-Hartford (Brazil), Hartford Investments Canada, and Hartford Global Offshore Products (Bermuda and Ireland). Mr. Smyth was a member of the Hartford Life (HLI) senior leadership team, one of four lines of business leaders reporting to the President of HLI, along with several functional leaders.
Before joining The Hartford, Mr. Smyth was Regional General Manager of ING Asia/Pacific, based in Hong Kong. In that role he had direct management responsibility at various times for businesses in Australia, New Zealand, Malaysia, India, Pakistan, Hong Kong, Taiwan, Korea and Thailand. Mr. Smyth was a member of the senior management team, one of six global business lines of ING Group responsible for the development, performance, profitability and value creation of all insurance, pensions and asset management business in the region.
Earlier in his career Mr. Smyth worked with Legal & General Asia in Sydney, Australia, managing Legal & General’s Asian Development team.
Mr. Smyth is a Fellow of the Institute of Actuaries in London, and holds a Bachelor of Arts degree in Actuarial Studies from Macquarie University in Sydney, Australia.
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William R. Hogan
Executive Vice President, International
Product Management
MetLife
William R. Hogan is executive vice president of product management for MetLife’s International business. In this role, he is responsible for leading the business’s product management efforts with a clear accountability for the development, management and measurement of all products — institutional, individual or inbound reinsurance — outside of the United States. Hogan also has responsibility for international strategy and risk management. He was named to this position in July 2006.
Hogan joined MetLife in 2005 following the company’s acquisition of Travelers Life & Annuity and substantially all of Citigroup’s international insurance operations. Upon joining MetLife, he was responsible for all individually underwritten products sold through retail distribution, including bancassurance, third-party distribution, direct marketing and telemarketing, as well as through the company’s agency forces outside the United States.
Prior to joining MetLife, Hogan was regional head of Latin America for CitiInsurance, and was in charge of all insurance operations for CitiInsurance in Latin America, including managing 4 insurance companies and supporting Citibank insurance distribution in 12 countries.
Prior to that, Hogan was senior vice president, Travelers Life & Annuity, responsible for the P&L and operations of the life insurance and the retail annuities businesses. From 1997 to 2000, Hogan served as vice president and chief actuary for Travelers Life & Annuity, responsible for corporate risk oversight and all budgeting and financial reporting. In addition, he was chief actuary for the group annuity business. He started his career as an actuarial student with Travelers and held a variety positions, including actuary, individual annuities product development and asset liability.
Hogan received a B.A. in mathematics from Williams College. He is a fellow in the Society of Actuaries and serves on the board of the Wellspring Foundation, a not-for-profit multi-service mental health agency.
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